Second Quarter 2017 SECOND QUARTER 2017 RESULTS August 3, 2017

Second Quarter 20172 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We also provide a reconciliation to show the impacts associated with certain regulatory adjustments. We believe on-going earnings and these adjustments included in the reconciliation provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Second Quarter 20173 CONSOLIDATED EPS COMPARISON 2017 VS. 2016 $1.49 $1.08 2017 2016 2nd Quarter GAAP Net Income $1.49 $1.08 2nd Quarter On-Going Earnings $1.70 $1.12 2017 2016 Year-to-Date GAAP Net Income $1.70 $1.12 Year-to-Date On-Going Earnings

Second Quarter 20174 Gross Margin(1) $0.27 ON-GOING EPS VARIANCES 2ND QUARTER 2017 VS. 2ND QUARTER 2016 Other, net $0.03 Interest, net of AFUDC $(0.01) O&M(1) $0.14 2Q 2016 2Q 2017 $1.08 $1.49 D&A $(0.01) (1) Excludes costs and offsetting operating revenues, associated with renewable energy (excluding AZ Sun) and demand side management programs. See non-GAAP reconciliation. Other Taxes $(0.01) Gross Margin Sales $ 0.10 Weather $ 0.02 Transmission $ 0.12 LFCR $ 0.04 Other $ (0.01)

Second Quarter 20175 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in financial services Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels Year Over Year Employment Growth 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 U.S. Phoenix

Second Quarter 2017 APPENDIX

Second Quarter 20177 RESIDENTIAL SOLAR VS. APS CUSTOMER LOAD Performance at system peak On June 20th, APS customers hit “peak demand” for 2017 using more than 7,300 MW of electricity 304 100 5 6,136 7,367 6,918 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending Residential Rooftop APS Customer Load • 1-2 PM: Customer demand still increasing; rooftop solar peaks and begins to decline • 5-6 PM: Between 5-6 pm, when customer demand reaches peak, rooftop solar producing at approximately 30% of total capacity • 8 PM: Rooftop output near zero, but customer demand still above 6,900 MW of power

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan			Sep 1	
2018 RES Implementation Plan for Reset of Renewable Energy Adjustor			Jul 1	
APS Rate Case **E-01345A-16-0036**			Jul 26: ALJ ROO ACC Decision: TBD	
Resource Planning and Procurement **E-00000V-15-0094**		April 10: Final 2017 IRP		Oct 1: Staff Report Due
Reducing System Peak Demand Costs **E-00000J-16-0257**	--------------- *TBD* ---------------			
Review, Modernization and Expansion of Arizona Renewable Energy Standards **E-00000Q-16-0289**	--------------- *TBD* ---------------			
Investigation Concerning the Future of the Navajo Generating Station **E-00000C-17-0039**	--------------- *TBD* ---------------			
ACC Open Meetings	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – May 10 (Adjourned)			

8 Second Quarter 2017

PINNACLE WEST CAPITAL CORPORATION

Second Quarter 20179 APS RATE CASE: RECOMMENDED OPINION AND ORDER (ROO) • Administrative Law Judge issued the ROO on July 26th • Parties to the case may file exceptions to the ROO by August 4th • The final step in the rate case process is for the Arizona Corporation Commission to vote at an Open Meeting • The ROO: − Supports the settlement agreement without material modification − Bifurcates the proposed AMI Opt-Out program to be addressed in a separate decision − Recommends adoption of APS’s proposed $2 million annual battery storage incentive program for large commercial and industrial customers administered through the existing Demand Side Management adjustor − Recommends a rate effective date of September 1, 2017 for new rates

Second Quarter 201710 2017 RATE CASE SETTLEMENT (SUPPORTED BY THE ROO) Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months

Second Quarter 201711 2017 RATE CASE SETTLEMENT (SUPPORTED BY THE ROO) Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increase cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service of 3:00 pm – 8:00 pm weekdays • After May 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one AZ Sun II • Proposed new program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC

Second Quarter 201712 2017 ON-GOING EARNINGS KEY DRIVERS • EPS guidance issuance pending timing of APS rate case decision • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume growth about 0.0-1.0% after customer conservation and energy efficiency and distributed renewable generation • Annual transmission rate increase • Operations and maintenance - Planned outages (e.g. Four Corners SCRs) • Depreciation and amortization - Higher plant balances • Interest expense increasing • Higher AFUDC, driven by higher CWIP balances

Second Quarter 201713 $221 $217 $246 $233 $79 $237 $119 $8 $220 $198 $106 $48 $102 $3 $17 $16 $127 $203 $170 $190 $388 $402 $409 $412 $87 $77 $72 $102 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,139 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in Second Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

Second Quarter 201714 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Second Quarter 201715 Credit Ratings • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • Currently expect up to $650 million of long-term debt issuance from two transactions, one at PNW (including refinancing of its $125 million term loan) and one at APS We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Second Quarter 201716 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 760 1,267 1,003 1,291 1,414 1,369 2,045 1,634 1,478 1,331 1,4731,471 1,599 1,879 2,018 2,786 4,528 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of June 30, 2017, more than 62,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 483 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 70 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions YTD -Jun

Second Quarter 201717 (4) 10 (17) 4 2 12 $(20) $(15) $(10) $(5) $0 $5 $10 $15 Q1 Q2 Q3 Q4 Q1 Q2 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions All periods recalculated to current 10-year rolling average (2005-2014) 2016 $(7) Million 2017 $14 Million

Second Quarter 201718 8 4 7 6 5 2 12 15 18 13 12 15 $0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Q2 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy and demand side management programs are partially offset by comparable revenue amounts Pretax Millions 2016 $83 Million 2017 $34 Million

Second Quarter 201719 NON-GAAP MEASURE RECONCILIATION $ millions pretax, except per share amounts 2017 2016 Operating revenues* 945$ 915$ Fuel and purchased power expenses* (255) (275) Gross margin 690 640 0.27$ Adjustments: Renewable energy (excluding AZ Sun) and demand side management programs (14) (13) - Adjusted gross margin 676$ 627$ 0.27$ Operations and maintenance* 214$ 242$ 0.15$ Adjustments: Renewable energy and demand side management programs (17) (19) (0.01) Adjusted operations and maintenance 197$ 223$ 0.14$ * Line items from Consolidated Statements of Income Three Months Ended June 30, EPS Impact

CONSOLIDATED STATISTICS

	3 Months Ended June 30, 2017	2016	Incr (Decr)	6 Months Ended June 30, 2017	2016	Incr (Decr)
ELECTRIC OPERATING REVENUES (Dollars in Millions)						
Retail						
Residential	$ 476	$ 453	23	$ 778	$ 751	$ 27
Business	433	422	11	770	763	7
Total Retail	909	875	34	1,548	1,514	34
Sales for Resale (Wholesale)	17	20	(3)	40	40	-
Transmission for Others	11	5	6	21	14	7
Other Miscellaneous Services	6	10	(4)	10	18	(8)
Total Electric Operating Revenues	$ 943	$ 910	33	$ 1,619	$ 1,586	$ 33
ELECTRIC SALES (GWH)						
Retail						
Residential	3,445	3,313	132	5,902	5,821	81
Business	3,850	3,756	94	7,111	7,069	42
Total Retail	7,295	7,069	226	13,013	12,890	123
Sales for Resale (Wholesale)	571	943	(372)	1,645	1,938	(293)
Total Electric Sales	7,866	8,012	(146)	14,658	14,828	(170)
RETAIL SALES (GWH) - WEATHER NORMALIZED						
Residential	3,359	3,246	113	5,813	5,848	(35)
Business	3,797	3,708	89	7,042	7,000	42
Total Retail Sales	7,156	6,954	202	12,855	12,848	7
Retail sales (GWH) (% over prior year)	2.9%			0.1%		
AVERAGE ELECTRIC CUSTOMERS						
Retail Customers						
Residential	1,077,292	1,057,620	19,672	1,078,336	1,060,686	17,650
Business	133,651	131,573	2,078	133,086	131,368	1,718
Total Retail	1,210,943	1,189,193	21,750	1,211,422	1,192,054	19,368
Wholesale Customers	42	46	(4)	43	45	(2)
Total Customers	1,210,985	1,189,239	21,746	1,211,465	1,192,099	19,366
Total Customer Growth (% over prior year)	1.8%			1.6%		
RETAIL USAGE - WEATHER NORMALIZED (KWh/ Average Customer)						
Residential	3,118	3,069	49	5,391	5,513	(122)
Business	28,404	28,181	223	52,910	53,283	(373)

20 Second Quarter 2017

PINNACLE WEST CAPITAL CORPORATION

Second Quarter 201721 CONSOLIDATED STATISTICS 2017 2016 Incr (Decr) 2017 2016 Incr (Decr) WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days 571 503 68 571 503 68 Heating Degree-Days 3 1 2 439 397 42 Average Humidity 17% 20% (3)% 17% 20% (3)% 10-Year Averages (2005 - 2014) Cooling Degree-Days 504 504 - 504 504 - Heating Degree-Days 10 10 - 492 492 - Average Humidity 16% 16% - 16% 16% - ENERGY SOURCES (GWH) Generation Production Nuclear 2,120 2,147 (27) 4,632 4,692 (60) Coal 1,407 1,329 78 3,541 2,631 910 Gas, Oil and Other 1,898 2,272 (374) 3,016 4,030 (1,014) Renewables 173 159 14 272 270 2 Total Generation Production 5,599 5,908 (309) 11,462 11,623 (162) Purchased Power - - Conventional 1,828 1,693 135 2,421 2,340 81 Resales 191 265 (74) 373 343 30 Renewables 591 528 63 1,073 966 108 Total Purchased Power 2,610 2,486 125 3,867 3,648 219 Total Energy Sources 8,209 8,393 (184) 15,329 15,272 57 POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 85% 86% (1)% 93% 94% (1)% Coal 39% 36% 3% 49% 36% 13% Gas, Oil and Other 27% 33% (5)% 23% 29% (6)% Solar 35% 38% (4)% 39% 33% 6% System Average 41% 43% (2)% 42% 43% (1)% 3 Months Ended June 30, 6 Months Ended June 30,